RevenueShares ETF Trust

SUMMARY PROSPECTUS
DECEMBER 17, 2014
RevenueShares Global Growth Fund

This summary prospectus is designed to provide investors with key fund information in a clear and concise format.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information, each dated November 26, 2014, are incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost online at www.revenueshares.com/etfs/prospectus-and-reports, by calling RevenueShares ETF Trust at 1-888-854-8181 or by sending an e-mail request to infoadmin@revenueshares.com.

RGRO Listed on NYSE ARCA CUSIP # 761396878

RevenueShares Global Growth Fund

Investment Objective

RevenueShares Global Growth Fund (the “Fund”) seeks to outperform the total return performance of the S&P Global Broad Market Index, the Fund’s benchmark index (the “Benchmark Index”).

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and/or Service (12b-l) Fees	0.00%
Other Expenses(1)	0.58%
Total Annual Fund Operating Expenses	1.28%
Fee Waiver and/or Expense Reimbursement(2)	-0.58%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.70%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(2)	RevenueShares ETF Trust (the “Trust”) and VTL Associates, LLC, the Fund’s investment adviser (“VTL” or “Management”), have entered into a written fee waiver and expense reimbursement agreement pursuant to which VTL has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) from exceeding 0.70% of average daily net assets. This agreement will remain in effect and will be contractually binding through November 25, 2015. If Total Annual Fund Operating Expenses would fall below the expense limit, VTL may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it reimbursed during the previous three year period.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same, except that the Fund’s expenses are reduced during the first year by the fee waiver and expense reimbursement agreement described above. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$72	$349

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the RevenueShares Global Growth Index™ (the “Underlying Index”). The Underlying Index is constructed by identifying the top five developed market (including the United States) and top five emerging market countries represented in the Benchmark Index with the highest gross domestic product (“GDP”) growth (as measured by the 1-year trailing GDP growth rates

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as of the most recent two quarters). Each country will represent 10% of the Underlying Index. Once those ten countries are identified, the top ten securities in the Benchmark Index from each of those countries are identified according to revenue earned by the companies. Those securities are then re-weighted according to the revenue earned by the companies, subject to certain asset diversification requirements and a maximum 5% per company weighting. The Underlying Index is reconstituted quarterly according to the constituent countries’ GDP growth and revenue weightings as of the previous quarter.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities (including common shares traded on local exchanges, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and global shares (“Global Shares”)) of companies included in the Benchmark Index, and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. ADRs, GDRs and EDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. Global Shares are the actual (ordinary) shares of a non-U.S. company, which trade both in the home market and the U.S. and are represented by the same share certificate in both the U.S. and the home market. The Fund may invest in securities of companies of any market capitalization, including small and medium capitalization companies. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated, meaning that it will invest more than 25% of its total assets in that industry or group of industries.

The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. When a replication strategy could have adverse consequences to Fund shareholders, however, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index. The Fund does not seek temporary defensive positions when equity markets decline or appear to be overvalued.

Principal Risks

Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Investment Approach Risk The alternate weighting approach employed by the Underlying Index and the Fund, while designed to enhance potential returns compared to the Benchmark Index, may not produce the desired results. Using revenues as a weighting measure is no guarantee that the Underlying Index or the Fund will outperform the Benchmark Index, and may even cause the Underlying Index or the Fund to underperform the Benchmark Index.

Stock Market Risk Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.

Foreign Securities Risk Investments in the securities of foreign companies may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities. Certain of the risks associated with foreign investments are heightened for investments in emerging market countries.

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Emerging Markets Risk The Fund’s investments in emerging markets may be subject to a greater risk of loss than investments in more developed markets. Emerging markets may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities.

Focus Risk To the extent the Fund focuses on companies in a specific country or region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding countries or regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the country or region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund.

Foreign Currency Risk Changes in foreign currency exchange rates affect the value of investments denominated in a foreign currency, and therefore, the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.

Depositary Receipts Risk Changes in foreign currency exchange rates affect the value of ADRs, GDRs, EDRs and Global Shares and, therefore, the value of the Fund’s portfolio. In addition, although the ADRs, GDRs, EDRs and Global Shares in which the Fund invests may be listed on major U.S. or foreign exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. There is also no guarantee that a financial institution will continue to sponsor particular ADRs, GDRs or EDRs. As a result, the Fund may have difficulty selling securities, or selling them quickly and efficiently at the prices at which they have been valued.

Foreign Market Risk Because foreign securities in the Fund’s portfolio trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of those securities may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares.

Market Trading Risk There can be no assurance that an active trading market for Shares will develop or be maintained. Although it is expected that Shares will remain listed for trading on the NYSE Arca, Inc. (the “Exchange”), it is possible that an active trading market may not be maintained.

Premium/Discount Risk As an ETF, Shares generally trade in the secondary market on the Exchange at market prices that change throughout the day. Although it is expected that the market price of Fund Shares will approximate the Fund’s net asset value (“NAV”), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy Shares of the Fund on the Exchange, and you may receive less than NAV when you sell those Shares on the Exchange.

Non-Correlation Risk The Fund’s return may not match the return of the Underlying Index. The Fund incurs a number of operating expenses that are not reflected in the Underlying Index, including the cost of buying and selling securities. In addition, the Fund’s NAV may deviate from the Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the Underlying Index for that security.

Concentration Risk The Fund will concentrate in industries to the same extent as its Underlying Index. The Fund may be adversely affected by the performance of the securities in a particular industry or group of industries and may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry or group of industries.

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Small and Medium Capitalization Stock Risk Small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares) may have an unproven or narrow technological base and limited product lines, distribution channels, markets and financial resources. Small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. Securities of small and medium capitalization companies may also be more sensitive to changes in the economy, such as changes in the level of interest rates. As a result, the securities of small and medium capitalization companies may be subject to more abrupt or erratic price movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations.

Increased Volatility Risk Increased volatility may result from increased cash flows to the Fund and other market participants that continuously or systematically buy large holdings of small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares), which can drive prices up and down more dramatically. Additionally, the announcement that a security has been added to a widely followed index or benchmark may cause the price of that security to increase. Conversely, the announcement that a security has been deleted from a widely followed index or benchmark may cause the price of that security to decrease.

Portfolio Turnover Risk Because the Fund is reconstituted quarterly, the Fund is expected to experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.

Performance

There is no performance information presented for the Fund because the Fund had not commenced operations as of the date of this Prospectus.

Management

Investment Adviser

VTL Associates, LLC

Sub-Adviser

Index Management Solutions, LLC

Portfolio Managers

Vincent T. Lowry serves as a portfolio manager for the Fund and has ultimate responsibility for the investment management of the Fund. Mr. Vincent Lowry is the Chief Executive Officer of VTL and has managed the Fund since its commencement of operations.

Michael J. Gompers, Justin V. Lowry and Sean P. Reichert serve as portfolio managers for the Fund and make the day-to-day investment decisions for the Fund. Mr. Gompers is the Chief Executive Officer of Index Management Solutions, LLC (“IMS”), and Messrs. Justin Lowry and Reichert are Portfolio Managers for IMS. Messrs. Gompers, Justin Lowry and Reichert have managed the Fund since its commencement of operations. IMS is a wholly owned subsidiary of VTL.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

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Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), VTL may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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RevenueShares ETF Trust

SUMMARY PROSPECTUS
DECEMBER 17, 2014

View the Fund’s prospectus or statement of additional information online at www.revenueshares.com/etfs/prospectus-and-reports